UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/27/2015

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Main Street Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/27/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index
6-Month	4.55%	-1.46%	6.12%
1-Year	12.39	5.93	15.51
5-Year	15.33	13.97	16.18
10-Year	7.28	6.64	7.99

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through February 28, 2015.

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Fund Performance Discussion

During the reporting period, the Fund’s Class A shares (without sales charge) produced a cumulative total return of 4.55%. On a relative basis, the Fund underperformed the S&P 500 Index (the “Index”), which returned 6.12%. The Fund underperformed the Index primarily within the consumer staples, industrials and energy sectors due to less favorable stock selection. The Fund outperformed the Index in the health care, materials and consumer discretionary sectors, where stronger relative stock selection benefited.

MARKET OVERVIEW

In 2014 domestic equity — as an asset class — once again distinguished itself as stocks appreciated in value across all capitalizations. During the year, the U.S. economy provided a favorable backdrop for the positive performance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions most companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines. The ride throughout the year, however, was anything but smooth. Macro influences — particularly the strengthening dollar, flattening yield curve, and tumbling oil price — played a significant role in determining which equities did and did not perform well. Accommodation by the Federal Reserve (the “Fed”) — which officially ended its bond-buying stimulus program in October — helped to fuel demand for high dividend paying stocks such as utilities and Real Estate Investment Trusts (REITs). A step-up in merger and acquisition (M&A) activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined — hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind — especially for multi-national companies where translation from local currencies to the U.S. dollar negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks — mostly concentrated in Ukraine and Russia, combined with the ever-present turmoil in the Middle East — caused investors to fret resulting in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic, at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. And, a new concern raised its very ugly head — the Ebola epidemic in Western Africa spooked investors further. Though volatility remained below

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historical averages, these issues caused it to spike on a number of occasions during the reporting period.

The start of 2015 was largely a continuation of the back half of 2014. Foreign exchange headwinds, declining energy prices, and questions as to when the Fed would finally move to raise interest rates continued to dominate the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials. After having been among the best performing stocks in 2014, utilities, which are very sensitive to interest rate expectations, faced pressures as investors became increasingly convinced the Fed would act this year to raise rates.

Health care stocks continued to be a bright spot. In addition to high levels of M&A activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes for how much longer. Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

FUND REVIEW

Top contributors to performance this reporting period included Apple, Inc., Actavis plc and CME Group, Inc. Apple benefited from the introduction of two new iPhones and the expected launch of a new Apple Watch product. The company also rallied in late January on the back of record iPhone sales. Actavis is a specialty pharmaceutical company that markets generic and branded drugs for patients suffering from diseases principally in the central nervous system, gastroenterology and women’s health categories. In early July, Actavis closed its acquisition of Forest Laboratories, which strengthened its existing gastroenterology business and expanded it into new areas of cognitive neuroscience, cardiovascular, respiratory, cystic fibrosis and infectious diseases. In addition to its organic growth potential, Actavis now has an improved tax structure and financial flexibility which allow it to consider additional acquisitions to bolster its branded and generic businesses. In fact, the company announced plans to acquire Allergan, Inc., an acquisition that closed after the reporting period ended. We continue to own Actavis based on strong execution, a favorable growth outlook, and reasonable valuation. CME is an exchange upon which contracts in interest rates, swaps, etc. are traded. The expectation that interest rate volatility will pick-up has resulted in improved investor sentiment towards CME’s stock, leading to an expanding price-to-earnings multiple. Quantitative easing by the Fed came to a conclusion in October 2014, and at period end it appeared as though the

4    OPPENHEIMER MAIN STREET FUND

Fed may raise rates by the middle of 2015. This divergence in strategy from many other central banks around the globe, which are considering further easing measures, should lead to greater trading of interest rate contracts. As volume increases we believe CME’s revenues and profits should exhibit improving growth.

Detractors from performance this reporting period included energy stocks National Oilwell Varco, Inc. and Noble Energy, Inc., and financials stock Genworth Financial, Inc. The precipitous decline in the price of oil significantly impacted energy stocks, including National Oilwell Varco and Noble Energy. National Oilwell Varco provides equipment and services to the oil and gas industry worldwide. Additionally, rising expectations of a deeper downturn in new rig equipment orders and lower spending on oilfield consumables negatively affected the stock. We have lowered our risk by lowering the position size in the stock. Noble has a high sensitivity to oil price changes as it has significant exploration and production operations globally. Growth projections are expected to decline as the company adjusts both its cash flow expectations and balance sheet to reflect a diminished outlook for global energy prices. We have maintained our position and continue to have confidence in management’s ability to execute well at period end.

Genworth, which provides insurance for the life, mortgage, and long-term care markets, disappointed investors when it reported third quarter results. Management announced a larger than projected charge to reflect a step-up in claims from holders of its long-term care policies. Additionally, the company disclosed that it would conduct a comprehensive review of all policies, adding to investor concerns. We think the company is currently undervalued by the market — especially given the sell-off in the stock — and we have maintained our position.

STRATEGY & OUTLOOK

Expectations of broad market growth have diminished. In fact, the outlook for earnings has turned negative for the first quarter. Falling expectations, though, largely reflect pessimism about energy-related stocks. Excluding this sector, we believe fundamentals remain acceptable, with positive annual growth still projected for revenues and earnings. One headwind, however, is the ongoing adverse impact of a strong dollar. The dollar’s strength goes beyond the “accounting” effect of translation from a relatively weaker currency into the dollar. Much more worrisome is the reduced competitiveness of U.S. corporations on the global stage. While this is most significant for large-cap, multinational companies, it may also hurt predominantly domestic-based small- and mid-cap companies as foreign competitors gain a window to penetrate our shores.

We remain alert to disruption — both through product innovation and, increasingly, due to business model and/or process dislocations. Emblematic of the latter is Uber

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and its equivalents — taxi drivers throughout the world are up-in-arms over this competitive threat to their way of life. There are many more examples, including Amazon’s dramatic impact on how goods and services are sold to customers. These disruptors pose both threats and opportunities, and increasingly our research is focused on distinguishing between the two.

Regardless, we remain focused on seeking to build an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled

Manind Govil, CFA Portfolio Manager

Paul Larson[1] Portfolio Manager

management with a proven track record of executing effectively; and 3) financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Benjamin Ram Portfolio Manager

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Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	5.0%
Citigroup, Inc.	3.3
Mondelez International, Inc., Cl. A	3.0
Comcast Corp., Cl. A	3.0
Google, Inc., Cl. C	2.8
Henkel AG & Co. KGaA	2.6
Deere & Co.	2.5
Actavis plc	2.4
Express Scripts Holding Co.	2.3
Chevron Corp.	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	7.7%
Pharmaceuticals	6.3
Technology Hardware, Storage & Peripherals	6.0
Health Care Providers & Services	5.6
Diversified Financial Services	5.4
Commercial Banks	5.2
IT Services	4.8
Oil, Gas & Consumable Fuels	4.2
Specialty Retail	4.1
Media	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on the total market value of common stocks.

* February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

7    OPPENHEIMER MAIN STREET FUND

Share Class Performance

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	4.55%	12.39%	15.33%	7.28%
Class B (OMSBX)	10/3/94	4.16%	11.54%	14.33%	6.78%
Class C (MIGCX)	12/1/93	4.17%	11.55%	14.47%	6.48%
Class I (OMSIX)	12/29/11	4.77%	12.86%	19.58%*	N/A
Class R (OMGNX)	3/1/01	4.42%	12.11%	15.04%	6.99%
Class Y (MIGYX)	11/1/96	4.67%	12.65%	15.74%	7.71%

AVERAGE ANNUAL RETURNS WITH SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	-1.46%	5.93%	13.97%	6.64%
Class B (OMSBX)	10/3/94	-0.52%	6.54%	14.10%	6.78%
Class C (MIGCX)	12/1/93	3.24%	10.55%	14.47%	6.48%
Class I (OMSIX)	12/29/11	4.77%	12.86%	19.58%*	N/A
Class R (OMGNX)	3/1/01	3.48%	11.11%	15.04%	6.99%
Class Y (MIGYX)	11/1/96	4.67%	12.65%	15.74%	7.71%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

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is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9    OPPENHEIMER MAIN STREET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 27, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 27, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

Actual	Beginning Account Value September 1, 2014	Ending Account Value February 27, 2015	Expenses Paid During 6 Months Ended February 27, 2015
Class A	$1,000.00	$1,045.50	$4.70
Class B	1,000.00	1,041.60	8.49
Class C	1,000.00	1,041.70	8.49
Class I	1,000.00	1,047.70	2.53
Class R	1,000.00	1,044.20	5.96
Class Y	1,000.00	1,046.70	3.49

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.07	4.64
Class B	1,000.00	1,016.37	8.39
Class C	1,000.00	1,016.37	8.39
Class I	1,000.00	1,022.19	2.50
Class R	1,000.00	1,018.84	5.89
Class Y	1,000.00	1,021.25	3.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 27, 2015 are as follows:

Class	Expense Ratios
Class A	0.93%
Class B	1.68
Class C	1.68
Class I	0.50
Class R	1.18
Class Y	0.69

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11    OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—12.1%
Auto Components—1.8%
Delphi Automotive plc	1,670,080	$131,669,107
Automobiles—1.4%
General Motors Co.	2,787,190	103,990,059
Hotels, Restaurants & Leisure—0.5%
Dunkin’ Brands Group, Inc.	849,020	39,785,077
Media—3.8%
Comcast Corp., Cl. A	3,727,060	221,312,823
Twenty-First Century Fox, Inc., Cl. A	1,680,880	58,830,800

		280,143,623
Specialty Retail—4.1%
AutoZone, Inc.[1]	233,197	149,871,048
Home Depot, Inc. (The)	1,392,600	159,800,850

		309,671,898
Textiles, Apparel & Luxury Goods—0.5%
PVH Corp.	356,330	37,959,835
Consumer Staples—11.3%
Beverages—3.7%
Diageo plc	3,656,400	109,224,136
PepsiCo, Inc.	1,690,510	167,326,680

		276,550,816
Food Products—3.0%
Mondelez International, Inc., Cl. A	6,159,510	227,501,502
Household Products—2.6%
Henkel AG & Co. KGaA	1,818,632	191,369,629
Tobacco—2.0%
Philip Morris International, Inc.	1,824,268	151,341,273
Energy—5.3%
Energy Equipment & Services—1.1%
National Oilwell Varco, Inc.	1,469,770	79,882,000

	Shares	Value
Oil, Gas & Consumable Fuels—4.2%
Chevron Corp.	1,580,639	$168,622,568
Noble Energy, Inc.	3,147,130	148,638,950

		317,261,518
Financials—17.5%
Capital Markets—0.5%
Bank of New York Mellon Corp. (The)	941,260	36,840,916
Commercial Banks—5.2%
CIT Group, Inc.	583,786	27,000,102
Citigroup, Inc.	4,662,430	244,404,581
JPMorgan Chase & Co.	1,941,400	118,968,992

		390,373,675
Consumer Finance—1.6%
Discover Financial Services	1,958,275	119,415,609
Diversified Financial Services—5.4%
Berkshire Hathaway, Inc., Cl. B1	851,050	125,453,281
CME Group, Inc., Cl. A	1,737,510	166,679,334
McGraw Hill Financial, Inc.	1,126,698	116,162,564

		408,295,179
Insurance—3.7%
American International Group, Inc.	2,569,170	142,152,176
Genworth Financial, Inc., Cl. A1	5,566,420	43,139,755
Marsh & McLennan Cos., Inc.	1,624,090	92,394,480

		277,686,411
Real Estate Investment Trusts (REITs)—1.1%
Digital Realty Trust, Inc.	676,520	44,907,398
Simon Property Group, Inc.	193,220	36,781,359

		81,688,757

12    OPPENHEIMER MAIN STREET FUND

	Shares	Value
Health Care—13.2%
Biotechnology—1.3%
Gilead Sciences, Inc.[1]	923,360	$95,595,461
Health Care Providers & Services—5.6%
Express Scripts Holding Co.[1]	2,001,432	169,701,419
HCA Holdings, Inc.[1]	1,711,010	122,405,656
UnitedHealth Group, Inc.	1,140,710	129,618,877

		421,725,952
Pharmaceuticals—6.3%
AbbVie, Inc.	927,391	56,107,155
Actavis plc[1]	630,070	183,577,195
Bristol-Myers Squibb Co.	2,435,480	148,369,442
Zoetis, Inc., Cl. A	1,901,882	87,657,741

		475,711,533
Industrials—11.8%
Aerospace & Defense—1.1%
United Technologies Corp.	641,710	78,230,866
Commercial Services & Supplies—3.1%
Republic Services, Inc., Cl. A	1,736,220	71,046,122
Tyco International plc	3,845,918	162,374,658

		233,420,780
Industrial Conglomerates—2.0%
General Electric Co.	5,691,230	147,915,068
Machinery—2.5%
Deere & Co.	2,067,200	187,288,320
Professional Services—1.1%
Nielsen NV	1,883,455	85,151,001
Road & Rail—2.0%
Canadian National Railway Co.	1,363,730	94,288,292
CSX Corp.	1,708,300	58,611,773

		152,900,065

	Shares	Value
Information Technology—19.8%
Internet Software & Services—7.7%
eBay, Inc.[1]	2,401,690	$139,081,868
Facebook, Inc., Cl. A1	1,683,440	132,941,257
Google, Inc., Cl. A1	181,996	102,396,410
Google, Inc., Cl. C1	371,256	207,309,350

		581,728,885
IT Services—4.8%
Amdocs Ltd.	2,828,220	148,481,550
MasterCard, Inc., Cl. A	1,300,350	117,200,546
Xerox Corp.	6,733,200	91,908,180

		357,590,276
Semiconductors & Semiconductor Equipment— 1.3%
Applied Materials, Inc.	3,804,250	95,296,462
Technology Hardware, Storage & Peripherals— 6.0%
Apple, Inc.	2,937,695	377,376,300
Western Digital Corp.	652,830	69,839,753

		447,216,053
Materials—2.6%
Chemicals—0.2%
Potash Corp. of Saskatchewan, Inc.	503,711	18,083,225
Construction Materials—2.1%
Vulcan Materials Co.	1,916,253	159,048,999
Metals & Mining—0.3%
Teck Resources Ltd., Cl. B	1,164,800	18,729,984
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	2,491,220	123,190,829
Utilities—2.2%
Electric Utilities—1.7%
Exelon Corp.	3,326,486	112,834,405

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STATEMENT OF INVESTMENTS Continued / Unaudited

	Shares	Value
Electric Utilities (Continued)
ITC Holdings Corp.	289,100	$11,196,843

		124,031,248
Gas Utilities—0.5%
AmeriGas Partners LP2	747,935	36,820,840

Total Common Stocks
(Cost $5,248,271,793)		7,301,102,731

	Shares	Value
Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[3,4] (Cost $133,036,297)	133,036,297	$133,036,297
Total Investments,at Value (Cost $5,381,308,090)	99.2%	7,434,139,028
Net Other Assets (Liabilities)	0.8	63,057,722

Net Assets	100.0%	$7,497,196,750

Footnotes to Statement of Investments

*February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended February 27, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares February 27, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	82,705,816	930,574,088	880,243,607	133,036,297

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$133,036,297	$57,420

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

4. Rate shown is the 7-day yield as of February 27, 2015.

See accompanying Notes to Financial Statements.

14    OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES February 27, 2015[1] Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,248,271,793)	$7,301,102,731
Affiliated companies (cost $133,036,297)	133,036,297

7,434,139,028
Cash	23,477,601
Receivables and other assets:
Investments sold	38,607,693
Dividends	7,288,339
Shares of beneficial interest sold	1,840,413
Other	539,170

Total assets	7,505,892,244

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	6,974,308
Distribution and service plan fees	1,265,054
Trustees’ compensation	383,943
Shareholder communications	16,705
Other	55,484

Total liabilities	8,695,494
Net Assets	$7,497,196,750

Composition of Net Assets
Par value of shares of beneficial interest	$152,909
Additional paid-in capital	5,139,329,686
Accumulated net investment income	4,691,498
Accumulated net realized gain on investments and foreign currency transactions	299,738,280
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,053,284,377

Net Assets	$7,497,196,750

1. February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

15    OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,520,422,612 and 111,929,225 shares of beneficial interest outstanding)	$49.32
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$52.33
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $154,683,818 and 3,260,250 shares of beneficial interest outstanding)	$47.45
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $684,767,001 and 14,478,044 shares of beneficial interest outstanding)	$47.30
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $300,830,404 and 6,147,955 shares of beneficial interest outstanding)	$48.93
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,847,217 and 2,524,172 shares of beneficial interest outstanding)	$48.67
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $713,645,698 and 14,569,404 shares of beneficial interest outstanding)	$48.98

See accompanying Notes to Financial Statements.

16    OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 27, 20151 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $240,759)	$59,931,690
Affiliated companies	57,420
Interest	1,076

Total investment income	59,990,186
Expenses
Management fees	16,646,803
Distribution and service plan fees:
Class A	6,365,805
Class B	814,512
Class C	3,278,813
Class R	288,577
Transfer and shareholder servicing agent fees:
Class A	5,850,167
Class B	180,472
Class C	726,878
Class I	43,355
Class R	128,718
Class Y	746,380
Shareholder communications:
Class A	38,664
Class B	3,403
Class C	4,702
Class I	123
Class R	453
Class Y	3,008
Trustees’ compensation	96,500
Custodian fees and expenses	26,941
Other	179,419

Total expenses	35,423,693
Less waivers and reimbursements of expenses	(58,448)

Net expenses	35,365,245
Net Investment Income	24,624,941

1. February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

17    OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$426,011,406
Foreign currency transactions	(101,826)

Net realized gain	425,909,580
Net change in unrealized appreciation/depreciation on:
Investments	(94,397,737)
Translation of assets and liabilities denominated in foreign currencies	(30,573,714)

Net change in unrealized appreciation/depreciation	(124,971,451)
Net Increase in Net Assets Resulting from Operations	$325,563,070

See accompanying Notes to Financial Statements.

18    OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]
Operations
Net investment income	$24,624,941	$37,170,775
Net realized gain	425,909,580	1,047,687,366
Net change in unrealized appreciation/depreciation	(124,971,451)	440,890,827
Net increase in net assets resulting from operations	325,563,070	1,525,748,968

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(35,699,970)	(32,462,343)
Class B	—	—
Class C	—	—
Class I	(3,198,300)	(1,274,578)
Class R2	(519,159)	(471,221)
Class Y	(6,431,979)	(8,563,438)
	(45,849,408)	(42,771,580)

Distributions from net realized gain:
Class A	(544,781,064)	—
Class B	(17,113,014)	—
Class C	(70,643,422)	—
Class I	(29,773,516)	—
Class R2	(12,191,316)	—
Class Y	(71,039,880)	—
	(745,542,212)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	430,568,764	(254,468,541)
Class B	(20,006,128)	(63,195,646)
Class C	50,687,170	(42,487,169)
Class I	24,693,279	236,370,198
Class R2	11,844,615	(11,674,330)
Class Y	93,390,942	(206,670,797)
	591,178,642	(342,126,285)

Net Assets
Total increase	125,350,092	1,140,851,103
Beginning of period	7,371,846,658	6,230,995,555

End of period (including accumulated net investment income of $4,691,498 and $25,915,965, respectively)	$7,497,196,750	$7,371,846,658

1. February 27, 2015 and August 29, 2014 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19    OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$52.73	$42.39	$36.69	$30.93	$27.17	$26.17
Income (loss) from investment operations:
Net investment income[2]	0.18	0.29	0.37	0.25	0.20	0.21
Net realized and unrealized gain	2.11	10.36	5.73	5.67	3.73	1.04
Total from investment operations	2.29	10.65	6.10	5.92	3.93	1.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.31)	(0.40)	(0.16)	(0.17)	(0.25)
Distributions from net realized gain	(5.35)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(5.70)	(0.31)	(0.40)	(0.16)	(0.17)	(0.25)
Net asset value, end of period	$49.32	$52.73	$42.39	$36.69	$30.93	$27.17

Total Return, at Net Asset Value[3]	4.55%	25.20%	16.78%	19.21%	14.46%	4.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,520,423	$5,429,874	$4,588,619	$4,318,726	$4,005,609	$3,959,992
Average net assets (in thousands)	$5,363,664	$5,096,996	$4,494,340	$4,164,196	$4,453,926	$4,309,071
Ratios to average net assets:[4]
Net investment income	0.73%	0.60%	0.95%	0.74%	0.62%	0.76%
Total expenses[5]	0.93%	0.92%	0.93%	0.97%	0.99%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.92%	0.93%	0.97%	0.99%	1.03%
Portfolio turnover rate	21%	52%	46%	37%	35%	53%

20    OPPENHEIMER MAIN STREET FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows: Six Months

Six Months Ended February 27, 2015	0.93%
Year Ended August 29, 2014	0.92%
Year Ended August 30, 2013	0.93%
Year Ended August 31, 2012	0.97%
Year Ended August 31, 2011	0.99%
Year Ended August 31, 2010	1.03%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$50.78	$40.88	$35.33	$29.90	$26.37	$25.42
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.10)	0.01	(0.05)	(0.09)	(0.02)
Net realized and unrealized gain	2.03	10.00	5.54	5.48	3.62	1.01
Total from investment operations	2.02	9.90	5.55	5.43	3.53	0.99
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.04)
Distributions from net realized gain	(5.35)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$47.45	$50.78	$40.88	$35.33	$29.90	$26.37

Total Return, at Net Asset Value[3]	4.16%	24.22%	15.71%	18.16%	13.39%	3.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,684	$185,705	$205,386	$245,172	$267,723	$355,717
Average net assets (in thousands)	$165,467	$199,044	$224,582	$257,205	$332,239	$390,057
Ratios to average net assets:[4]
Net investment income (loss)	(0.03)%	(0.22)%	0.02%	(0.15)%	(0.28)%	(0.08)%
Total expenses[5]	1.69%	1.74%	1.92%	1.97%	2.00%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.73%	1.86%	1.85%	1.89%	1.88%
Portfolio turnover rate	21%	52%	46%	37%	35%	53%

22    OPPENHEIMER MAIN STREET FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.69%
Year Ended August 29, 2014	1.74%
Year Ended August 30, 2013	1.92%
Year Ended August 31, 2012	1.97%
Year Ended August 31, 2011	2.00%
Year Ended August 31, 2010	2.05%

See accompanying Notes to Financial Statements.

23    OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013	[1]	Year Ended August 31, 2012		Year Ended August 31, 2011	Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$50.63	$40.74	$35.22		$29.77		$26.20	$25.27
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.07)	0.07		0.003		(0.04)	0.01
Net realized and unrealized gain	2.03	9.96	5.53		5.45		3.61	0.99
Total from investment operations	2.02	9.89	5.60		5.45		3.57	1.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.08)		0.00		0.00	(0.07)
Distributions from net realized gain	(5.35)	0.00	0.00		0.00		0.00	0.00
Total dividends and/or distributions to shareholders	(5.35)	0.00	(0.08)		0.00		0.00	(0.07)
Net asset value, end of period	$47.30	$50.63	$40.74		$35.22		$29.77	$26.20

Total Return, at Net Asset Value[4]	4.17%	24.28%	15.92%		18.31%		13.63%	3.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$684,767	$677,274	$582,360		$550,341		$520,988	$522,449
Average net assets (in thousands)	$666,406	$641,903	$568,419		$535,180		$577,960	$565,220
Ratios to average net assets:[5]
Net investment income (loss)	(0.02)%	(0.15)%	0.20%		0.00%	[6]	(0.12)%	0.03%
Total expenses[7]	1.68%	1.67%	1.68%		1.71%		1.73%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.67%	1.68%		1.71%		1.73%	1.76%
Portfolio turnover rate	21%	52%	46%		37%		35%	53%

24    OPPENHEIMER MAIN STREET FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.68%
Year Ended August 29, 2014	1.67%
Year Ended August 30, 2013	1.68%
Year Ended August 31, 2012	1.71%
Year Ended August 31, 2011	1.73%
Year Ended August 31, 2010	1.76%

See accompanying Notes to Financial Statements.

25    OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013	[1]	Period Ended August 31, 2012	[2]
Per Share Operating Data
Net asset value, beginning of period	$52.47	$42.33	$36.82		$32.31
Income (loss) from investment operations:
Net investment income[3]	0.29	0.51	0.50		0.29
Net realized and unrealized gain	2.10	10.30	5.75		4.22
Total from investment operations	2.39	10.81	6.25		4.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.58)	(0.67)	(0.74)		0.00
Distributions from net realized gain	(5.35)	0.00	0.00		0.00
Total dividends and/or distributions to shareholders	(5.93)	(0.67)	(0.74)		0.00
Net asset value, end of period	$48.93	$52.47	$42.33		$36.82

Total Return, at Net Asset Value[4]	4.77%	25.73%	17.28%		13.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$300,830	$295,519	$25,203		$11
Average net assets (in thousands)	$291,523	$203,534	$15,305		$11
Ratios to average net assets:[5]
Net investment income	1.16%	1.05%	1.26%		1.22%
Total expenses[6]	0.50%	0.50%	0.51%		0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.51%		0.50%
Portfolio turnover rate	21%	52%	46%		37%

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	0.50%
Year Ended August 29, 2014	0.50%
Year Ended August 30, 2013	0.51%
Period Ended August 31, 2012	0.50%

See accompanying Notes to Financial Statements.

26    OPPENHEIMER MAIN STREET FUND

Class R	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$52.05	$41.85	$36.17	$30.49	$26.77	$25.80
Income (loss) from investment operations:
Net investment income[2]	0.12	0.16	0.26	0.16	0.12	0.14
Net realized and unrealized gain	2.08	10.23	5.66	5.59	3.68	1.02
Total from investment operations	2.20	10.39	5.92	5.75	3.80	1.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.19)	(0.24)	(0.07)	(0.08)	(0.19)
Distributions from net realized gain	(5.35)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(5.58)	(0.19)	(0.24)	(0.07)	(0.08)	(0.19)
Net asset value, end of period	$48.67	$52.05	$41.85	$36.17	$30.49	$26.77

Total Return, at Net Asset Value[3]	4.42%	24.88%	16.47%	18.91%	14.18%	4.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,847	$118,479	$105,630	$101,596	$98,147	$106,628
Average net assets (in thousands)	$118,015	$114,029	$104,731	$99,620	$111,540	$119,175
Ratios to average net assets:[4]
Net investment income	0.48%	0.34%	0.68%	0.48%	0.37%	0.50%
Total expenses[5]	1.18%	1.17%	1.20%	1.22%	1.23%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.17%	1.20%	1.22%	1.23%	1.28%
Portfolio turnover rate	21%	52%	46%	37%	35%	53%

27    OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.18%
Year Ended August 29, 2014	1.17%
Year Ended August 30, 2013	1.20%
Year Ended August 31, 2012	1.22%
Year Ended August 31, 2011	1.23%
Year Ended August 31, 2010	1.28%

See accompanying Notes to Financial Statements.

28    OPPENHEIMER MAIN STREET FUND

Class Y	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$52.48	$42.30	$36.81	$31.04	$27.27	$26.27
Income (loss) from investment operations:
Net investment income[2]	0.24	0.40	0.49	0.40	0.33	0.37
Net realized and unrealized gain	2.10	10.32	5.72	5.67	3.75	1.03
Total from investment operations	2.34	10.72	6.21	6.07	4.08	1.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.54)	(0.72)	(0.30)	(0.31)	(0.40)
Distributions from net realized gain	(5.35)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(5.84)	(0.54)	(0.72)	(0.30)	(0.31)	(0.40)
Net asset value, end of period	$48.98	$52.48	$42.30	$36.81	$31.04	$27.27

Total Return, at Net Asset Value[3]	4.67%	25.52%	17.18%	19.70%	14.94%	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$713,646	$664,996	$723,798	$242,186	$117,659	$98,434
Average net assets (in thousands)	$684,332	$655,922	$469,824	$192,143	$117,050	$436,261
Ratios to average net assets:[4]
Net investment income	0.97%	0.84%	1.21%	1.16%	1.03%	1.30%
Total expenses[5]	0.69%	0.67%	0.61%	0.54%	0.57%	0.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.67%	0.61%	0.54%	0.57%	0.49%
Portfolio turnover rate	21%	52%	46%	37%	35%	53%

29    OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	0.69%
Year Ended August 29, 2014	0.67%
Year Ended August 30, 2013	0.61%
Year Ended August 31, 2012	0.54%
Year Ended August 31, 2011	0.57%
Year Ended August 31, 2010	0.49%

See accompanying Notes to Financial Statements.

30    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS February 27, 2014 Unaudited

1. Organization

Oppenheimer Main Street Fund (the “Fund”) is separate series of Oppenheimer Main Street Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

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NOTES TO FINANCIAL STATEMENTS Unaudited/ Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

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2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended August 29, 2014, the Fund utilized $369,031,408 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 29, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$811,554
2017	437,096

Total	$1,248,650

As of February 27, 2015, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 27, 2015, it is estimated that the Fund will utilize $1,248,650 of capital loss carryforward to offset realized capital gains.

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NOTES TO FINANCIAL STATEMENTS Unaudited/ Continued

2. Significant Accounting Policies (Continued)

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,382,776,638

Gross unrealized appreciation	$2,150,734,095
Gross unrealized depreciation	(99,371,705)

Net unrealized appreciation	$2,051,362,390

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

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3. Securities Valuation (Continued)

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

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3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 27, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$903,219,599	$—	$—	$903,219,599
Consumer Staples	546,169,455	300,593,765	—	846,763,220
Energy	397,143,518	—	—	397,143,518
Financials	1,314,300,547	—	—	1,314,300,547
Health Care	993,032,946	—	—	993,032,946
Industrials	884,906,100	—	—	884,906,100
Information Technology	1,481,831,676	—	—	1,481,831,676
Materials	195,862,208	—	—	195,862,208
Telecommunication Services	123,190,829	—	—	123,190,829
Utilities	160,852,088	—	—	160,852,088
Investment Company	133,036,297	—	—	133,036,297

Total Assets	$7,133,545,263	$300,593,765	$—	$7,434,139,028

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 27, 2015		Year Ended August 29, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	3,774,705	$188,274,979	6,401,475	$309,467,062
Dividends and/or distributions reinvested	11,578,892	560,765,705	670,830	31,269,321
Redeemed	(6,394,539)	(318,471,920)	(12,348,590)	(595,204,924)

Net increase (decrease)	8,959,058	$430,568,764	(5,276,285)	$(254,468,541)

Class B
Sold	43,365	$2,065,270	114,133	$5,390,065
Dividends and/or distributions reinvested	363,094	16,949,219	—	—
Redeemed	(803,492)	(39,020,617)	(1,480,563)	(68,585,711)

Net decrease	(397,033)	$(20,006,128)	(1,366,430)	$(63,195,646)

Class C
Sold	725,938	$34,521,948	1,005,757	$46,541,449
Dividends and/or distributions reinvested	1,411,291	65,667,337	—	—
Redeemed	(1,035,109)	(49,502,115)	(1,923,393)	(89,028,618)

Net increase (decrease)	1,102,120	$50,687,170	(917,636)	$(42,487,169)

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5. Shares of Beneficial Interest (Continued)

	Six Months Ended February 27, 2015		Year Ended August 29, 2014
	Shares	Amount	Shares	Amount
Class I
Sold	416,755	$20,764,990	5,997,348	$282,983,589
Dividends and/or distributions reinvested	686,874	32,969,982	26,824	1,274,371
Redeemed	(587,538)	(29,041,693)	(987,659)	(47,887,762)

Net increase	516,091	$24,693,279	5,036,513	$236,370,198

Class R1
Sold	241,489	$11,841,942	448,740	$21,251,150
Dividends and/or distributions reinvested	260,236	12,444,481	9,939	458,186
Redeemed	(253,780)	(12,441,808)	(706,581)	(33,383,666)

Net increase (decrease)	247,945	$11,844,615	(247,902)	$(11,674,330)

Class Y
Sold	1,928,514	$97,046,178	2,906,362	$140,110,266
Dividends and/or distributions reinvested	1,586,409	76,258,670	181,045	8,442,176
Redeemed	(1,616,886)	(79,913,906)	(7,527,290)	(355,223,239)

Net increase (decrease)	1,898,037	$93,390,942	(4,439,883)	$(206,670,797)

1. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 27, 2015 were as follows:

	Purchases	Sales
Investment securities	$1,483,421,478	$1,739,081,841

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Next $9.5 billion	0.45
Over $10 billion	0.43

The Fund’s management fee for the fiscal six months ended February 27, 2015 was 0.46% of average annual net assets before any applicable waivers.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

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7. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
February 27, 2015	$529,696	$53,283	$10,636	$2,926

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 27, 2015, the Manager waived fees and/or reimbursed the Fund $58,448 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents

41    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

42    OPPENHEIMER MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS

OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43    OPPENHEIMER MAIN STREET FUND

OPPENHEIMER MAIN STREET FUND®

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

44    OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

45    OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47    OPPENHEIMER MAIN STREET FUND

Visit us at oppenheimerfunds.com for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us

oppenheimerfunds.com

Call Us

800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0700.001.0215 April 22, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/10/2015